UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2026

Launch One Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42173	98-1781481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Grand Avenue, Suite 1530
Oakland, CA 94612

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (510) 200-8778

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	LPAAU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	LPAA	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	LPAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On July 6, 2026, Launch One Acquisition Corp., a Cayman Islands exempted company (the “Company”) issued an aggregate of 5,749,999 Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares”) to Launch One Sponsor LLC, the Company’s sponsor (the “Sponsor”) upon the conversion (the “Conversion”) of an equal number of Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B Ordinary Shares”) held by the Sponsor. The Class A Ordinary Shares issued in connection with the Conversion are subject to the same restrictions applicable to the Class B Ordinary Shares prior to the Conversion, including, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the final prospectus filed with the Securities and Exchange Commission (the “SEC”) by the Company on July 12, 2024 (File No. 333-280188) in connection with the Company’s initial public offering. Following the Conversion, there were 28,749,999 Class A Ordinary Shares issued and outstanding and 1 Class B Ordinary Share issued and outstanding.

The Class A Ordinary Shares issued upon the Conversion have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 3(a)(9) thereof.

Item 8.01. Other Events.

Form of Non-Redemption Agreement

On June 10, 2026, the Company filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the SEC for the purpose of calling an extraordinary general meeting in lieu of an annual meeting of the shareholders of the Company (the “EGM”) to vote on, among other things, a proposal to amend the Company’s amended and restated memorandum and articles of association (“Articles”) to extend the date by which the Company must consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination (a “business combination”) from July 15, 2026 to January 15, 2027 (the “Extension Amendment Proposal”).

In connection with the EGM, the Company and the Sponsor intend to enter into agreements (collectively, the “Non-Redemption Agreements”) with one or more shareholders of the Company (each, an “Investor”) in exchange for such Investors agreeing (i) not to redeem (or to validly rescind any redemption requests previously made in respect of), and (ii) to vote or consent (in person or by proxy) in favor of the Extension Amendment Proposal, with respect to a to-be-determined number of the Class A ordinary shares (such shares subject to the Non-Redemption Agreements, the “Non-Redeemed Shares”), at the EGM.

In exchange for the foregoing commitments by the Investors, the Sponsor anticipates agreeing to transfer to such Investors promptly following the closing of the Company’s initial business combination, a certain number of Class A ordinary shares of the Company held by the Sponsor, at a ratio to be negotiated between the parties.

The Non-Redemption Agreements shall terminate on the earliest of (i) the failure of the Company’s shareholders to approve the Extension Amendment Proposal at the EGM, (ii) the fulfillment of all obligations of the parties under the Non-Redemption Agreement, (iii) the liquidation or dissolution of the Company, (iv) the mutual written agreement of the parties to the Non-Redemption Agreement, and (v) the exercise by an Investor of its redemption rights with respect to the Non-Redeemed Shares or the failure by such Investor to vote in favor of the Extension Amendment Proposal at the EGM.

The Non-Redemption Agreements, if entered into, are expected to increase the likelihood that the Extension Amendment Proposal is approved by the Company’s shareholders at the EGM and are expected to increase the amount of funds that remain in the Company’s trust account established in connection with the Company’s initial public offering following the EGM. The Company and the Sponsor may enter into additional, similar non-redemption agreements in connection with the EGM.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete.

Additional Information and Where to Find It

The Company has filed the Proxy Statement to be used to seek shareholder approval of, among other things, the Extension Amendment Proposal. The Company has mailed the Proxy Statement to its shareholders of record as of May 15, 2026 on or about June 12, 2026. Investors and security holders of the Company are advised to read the Proxy Statement and any amendments or supplements thereto, including the definitive additional materials filed on June 25, 2026, because these documents contain or will contain important information about the Extension Amendment Proposal and the Company. Shareholders will also be able to obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Launch One Acquisition Corp., 180 Grand Avenue, Suite 1530, Oakland, CA 94612.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension Amendment Proposal under the rules of the SEC. Information about the directors and executive officers of the Company and a description of their interests in the Company and the Extension Amendment Proposal are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 27, 2026, and the definitive Proxy Statement which was filed with the SEC on June 10, 2026. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K (this “Form 8-K”) is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this Form 8-K are forward-looking statements. When used in this Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Proxy Statement, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUNCH ONE ACQUISITION CORP.

Date: July 6, 2026	By:	/s/ Chris Ehrlich
		Name:	Chris Ehrlich
		Title:	Chief Executive Officer

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